UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2018

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On July 23, 2018, Cadence Bancorporation (“Cadence”) filed a Current Report on Form 8-K (the "Prior Report") that included, as Exhibit 99.1, the reported results for the quarter ended June 30, 2018. Cadence is filing this Form 8-K/A to correct the tables on pages 1 and 17 of Exhibit 99.1 of the Prior Report regarding the after-tax effect of certain non-routine income/expense items.  The Prior Report reported the after-tax impact to EPS, ROA and ROTCE related to the “Tax expense – timing of legacy loan bad debt deduction for tax” as $0.05, 0.16% and 1.78%; the corrected amounts are $0.07, 0.21% and 2.32%.  Additionally, the Prior Report reported the after-tax impact to EPS, ROA and ROTCE related to the “Total” non-routine income/expense items” as $0.05, 0.16% and 1.78%; the corrected amounts are $0.07, 0.21% and 2.32%.  These corrections were also made to slides 5 and 23 of the Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 23, 2018.

99.2	Earnings conference call presentation slides dated July 23, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 23, 2018.

99.2	Earnings conference call presentation slides dated July 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: July 23, 2018	By:	/s/ Valerie C. Toalson
	Name:	Valerie C. Toalson
	Title:	Executive Vice President and Chief Financial Officer